EXHIBIT 32

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly report on Form 10-Q for the quarter ended September 30, 2006 (the "Report") of FMS Financial Corporation (the "Company") as filed with the Securities and Exchange Commission, we, Craig W. Yates, President and Chief Executive Officer, and Channing L. Smith, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Craig W. Yates                        /s/Channing L. Smith
-------------------------------------    ------------------------------------------
Craig W. Yates                           Channing L. Smith
President and Chief Executive Officer    Vice President and Chief Financial Officer
(Principal Executive Officer)            (Principal Financial and Accounting Officer)

Date: November 13, 2006                  Date: November 13, 2006

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